UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Boulevard, Suite 1100, Costa Mesa, California	92626-7100
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

While preparing the first quarter 2026 consolidated financial statements of Ducommun Incorporated (the “Company” or “Ducommun”), management identified an error in the Company’s historical consolidated financial statements relating to the timing of stock-based compensation expense recognition (the “Error”). In particular, the Company did not apply the proper accounting for changes made in April 2024 to the retirement provision in the Company’s performance stock unit and restricted stock unit award agreements and did not record stock-based compensation expense in the correct periods for retirement eligible employees. As a result of the changes to the stock unit award agreements in April 2024, the stock-based compensation expense for any employee eligible for retirement on or before the grant date should have been accelerated and fully recognized on the grant date. Further, the stock-based compensation expense related to employees expected to become retirement eligible during the vesting period should have been accelerated and recognized from the grant date through the retirement eligible date instead of being recognized over the typical vesting period applicable to other employees. The Error was non-cash in nature and did not impact the Company’s net revenues, gross margin or net cash provided by (used in) operating activities during the Affected Periods (as defined below).

Due to the identification of this Error, on May 1, 2026, management concluded that the following previously issued financial statements of the Company (and related earnings releases, press releases, shareholder communications, investor presentations or other materials describing relevant portions of such financial statements) should no longer be relied upon:

•

the audited consolidated financial statements (the “Previously Issued Annual Financial Statements”) as of and for the fiscal years ended December 31, 2024 and December 31, 2025 contained within the 2025 Annual Report on Form 10-K (and the associated audit report of the Company’s independent registered public accounting firm) (collectively, the “Annual Periods”); and

•

the unaudited condensed consolidated financial statements (together with the Previously Issued Annual Financial Statements, the “Previously Issued Financial Statements”) as of and for the quarterly periods ended June 29, 2024, September 28, 2024, March 29, 2025, June 28, 2025 and September 27, 2025 contained within the Quarterly Reports on Form 10-Q for each such completed quarterly period (collectively with the Annual Periods, the “Affected Periods”).

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, in consultation with management, concurred with management’s foregoing conclusion. Accordingly, the Company intends to restate the Previously Issued Financial Statements by amending its Annual Report on Form 10-K for the year ended December 31, 2025 (the “Amended Annual Report”), which will include restated financial statements for the Affected Periods. All material restatement information will be included in the Amended Annual Report (together with the restated financial information for the Affected Periods, the “Restatement”).

As a result of this Error and the correction of certain other immaterial items previously corrected out of period:

•	Operating income (loss) was overstated by an estimated $10.0 million for the fiscal year ended December 31, 2024 and by an estimated $3.4 million for the fiscal year ended December 31, 2025.

•	Net income (loss) was overstated by an estimated $9.8 million for the fiscal year ended December 31, 2024 and by an estimated $3.4 million for the fiscal year ended December 31, 2025.

•

Diluted (loss) earnings per share was overstated by an estimated $0.65 for the fiscal year ended December 31, 2024 and by an estimated $0.22 for the fiscal year ended December 31, 2025 and adjusted diluted earnings per share was overstated by an estimated $0.65 for the fiscal year ended December 31, 2024 and by an estimated $0.22 for the fiscal year ended December 31, 2025.

•	Adjusted EBITDA was overstated by an estimated $0.9 million for the fiscal year ended December 31, 2024 and understated by an estimated $0.5 million for the fiscal year ended December 31, 2025.

•	Gross margin for the fiscal years ended December 31, 2024 and 2025 was not affected.

•	Cash flow from operations and free cash flow for the fiscal years ended December 31, 2024 and 2025 was not affected.

Moreover, the restatement of the Company’s Previously Issued Financial Statements and the other impacts related to the Error do not affect the Company’s compliance with the financial covenants contained in its outstanding debt instruments. Please refer to “Note Regarding Non-GAAP Financial Information” below for further information regarding Adjusted Diluted Earnings Per Share and Adjusted EBITDA.

These matters did not involve any intentional misconduct with respect to the Company, its management or its employees. These estimates reflect preliminary information based on facts available to the Company’s management as of the date of this report and are subject to potential further changes upon completion of the Company’s financial review and restatement procedures, which are expected to be completed on or before May 8, 2026.

Pursuant to the Company’s Second Amended and Restated Clawback Policy, which is detailed under the heading “2026 Compensation Discussion and Analysis—2025 Named Executive Officer Compensation—Second Amended and Restated Clawback Policy” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026, the Compensation Committee of the Board currently expects to seek the recoupment of approximately $4.3 million to $4.9 million in incentive-based compensation for the fiscal year ended December 31, 2024 and approximately $0.7 million to $1.1 million for the fiscal year ended December 31, 2025. While such clawback would partially offset the impact of the reduction in earnings noted above, in accordance with GAAP, the recoupment will be recognized by the Company in the period in which the recouped amounts are actually received by the Company. The Compensation Committee intends to complete the clawback process promptly.

The Error and the related Restatement were the result of a material weakness in the Company’s internal control over financial reporting (“ICFR”). As a result, management has concluded that the Company’s ICFR was not effective as of December 31, 2025, and the Company’s disclosure controls and procedures were not effective as of June 29, 2024, September 28, 2024, December 31, 2024, March 29, 2025, June 28, 2025, September 27, 2025 and December 31, 2025. Accordingly, the Audit Committee of the Board concluded that Management’s Report on Internal Control over Financial Reporting as of December 31, 2025 should no longer be relied upon.

The Company’s remediation plan will be described in more detail in an amended Item 9A of Part II, which will be included in an amended Annual Report on Form 10-K for the year ended December 31, 2025. The Company currently expects to file an amended Annual Report on Form 10-K/A for the year ended December 31, 2025 on or before May 8, 2026.

The Company also currently expects to release its 2026 first quarter financial results as originally scheduled on May 12, 2026, prior to the stock market opening. Due to the identification of this Error and the revised accounting treatment for stock-based compensation expense going forward, the Company expects to incur higher stock-based compensation expense of approximately $5.0 million to $6.0 million in Q1 2026 relative to prior management expectations. The Company’s does not expect a change to its expectations for stock-based compensation expense for the full fiscal year 2026 as a result of the revised accounting treatment.

The Audit Committee and the Board, along with management, discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02. As a result of the above, PwC’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and December 31, 2025 and PwC’s report on the effectiveness of the Company’s ICFR as of December 31, 2025 should no longer be relied upon.

Note Regarding Non-GAAP Financial Information

This Current Report on Form 8-K (the “Report”) contains non-GAAP financial measures, including Adjusted EBITDA (which excludes interest expense, income tax expense (benefit), depreciation, amortization, stock-based compensation expense, restructuring charges, professional fees related to unsolicited non-binding acquisition offer, litigation settlement and related costs, net, loss extinguishment of debt, other debt refinancing costs, gain on sale of property and other assets, and inventory purchase accounting adjustments) and non-GAAP diluted earnings per share.

The Company believes the presentation of these non-GAAP measures provide important supplemental information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s actual and forecasted operating performance, capital resources and cash flow. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company discloses different non-GAAP financial measures in order to provide greater transparency and to help the Company’s investors to more meaningfully evaluate and compare the Company’s results to its previously reported results. The non-GAAP financial measures that the Company uses may not be comparable to similarly titled financial measures used by other companies.

Set forth below are reconciliations of the non-GAAP measures to their most directly comparable GAAP measure.

DUCOMMUN INCORPORATED AND SUBSIDIARIES

GAAP TO ADJUSTED EBITDA RECONCILIATION

(Unaudited)

(Dollars in thousands)

	Years Ended December 31,
	2025			2024
	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
GAAP net (loss) income	$(33,938)	$(3,415)	$(37,353)	$31,495	$(9,818)	$21,677

Non-GAAP Adjustments:
Interest expense	12,676	—	12,676	15,304	—	15,304
Income tax (benefit) expense	(9,877)	(16)	(9,893)	5,412	(173)	5,239
Depreciation	16,358	—	16,358	16,328	—	16,328
Amortization	17,299	—	17,299	17,110	—	17,110
Stock-based compensation expense (1)(2)	24,520	3,931	28,451	17,836	9,112	26,948
Restructuring charges (3)	2,237	—	2,237	7,656	—	7,656
Litigation settlement and related costs	107,305	—	107,305	—	—	—
Loss on extinguishment of debt	581	—	581	—	—	—
Other debt refinancing costs	152	—	152	—	—	—
Gain on sale of property and other assets	(1,746)	—	(1,746)	—	—	—
Professional fees related to unsolicited non-binding acquisition offer	—	—	—	3,145	—	3,145
Inventory purchase accounting adjustments	—	—	—	2,269	—	2,269

Adjusted EBITDA	$135,567	$500	$136,067	$116,555	$(879)	$115,676

Net (Loss) Income as a % of Net Revenues	(4.1%)		(4.5% )	4.0%		2.8%
Adjusted EBITDA as a % of Net Revenues	16.4%		16.5%	14.8%		14.7%

(1)

As previously reported, 2025 and 2024 included $3.0 million and $3.7 million, respectively, of stock-based compensation expense for awards with both performance and market conditions that will be settled in cash.

As restated, 2025 and 2024 included $1.7 million and $5.4 million, respectively, of stock-based compensation expense for awards with both performance and market conditions that will be settled in cash.

(2)	As previously reported, 2025 and 2024 each included $0.5 million of stock-based compensation expense recorded as cost of sales. There was no impact from the restatement.
(3)	As previously reported, 2025 and 2024 included zero and $1.2 million, respectively, of restructuring charges that were recorded as cost of sales. There was no impact from the restatement.

DUCOMMUN INCORPORATED AND SUBSIDIARIES

GAAP TO NON-GAAP NET INCOME AND EARNINGS PER SHARE RECONCILIATION

(Unaudited)

(Dollars in thousands, except per share amounts)

	Years Ended December 31,
	2025			2024
GAAP to Non-GAAP Net Income	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
GAAP net (loss) income	$(33,938)	$(3,415)	$(37,353)	$31,495	$(9,818)	$21,677

Adjustments to GAAP net (loss) income:
Restructuring charges	2,237	—	2,237	7,656	—	7,656
Litigation settlement and related costs	107,305	—	107,305	—	—	—
Gain on sale of property and other assets	(1,746)	—	(1,746)	—	—	—
Professional fees related to unsolicited non-binding acquisition offer	—	—	—	3,145	—	3,145
Inventory purchase accounting adjustments	—	—	—	2,269	—	2,269
Amortization of acquisition-related intangible assets	8,930	—	8,930	8,930	—	8,930
Loss on extinguishment of debt	581	—	581	—	—	—
Other debt refinancing costs	152	—	152	—	—	—

Total adjustments to GAAP net income before provision for income taxes	$117,459	$—	$117,459	$22,000	$—	$22,000
Income tax effect on non-GAAP adjustments (1)	(26,067)	—	(26,067)	(4,400)	—	(4,400)

Non-GAAP adjusted net income	$57,454	$(3,415)	$54,039	$49,095	$(9,818)	$39,277

	Years Ended December 31,
	2025			2024
GAAP (Loss) Earnings to Non-GAAP (Loss) Earnings Per Share	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
GAAP Diluted (loss) earnings per share	$(2.27)	$(0.22)	$(2.50)	$2.10	$(0.65)	$1.44

Adjustments to GAAP diluted EPS:
Restructuring charges	0.15	—	0.15	0.51	—	0.51
Litigation settlement and related costs	7.01	—	7.01	—	—	—
Gain on sale of property and other assets	(0.11)	—	(0.11)	—	—	—
Professional fees related to unsolicited non-binding acquisition offer	—	—	—	0.21	—	0.21
Inventory purchase accounting adjustments	—	—	—	0.15	—	0.15
Amortization of acquisition-related intangible assets	0.58	—	0.58	0.59	—	0.59
Loss on extinguishment of debt	0.04	—	0.04	—	—	—
Other debt refinancing costs	0.01	—	0.01	—	—	—

Total adjustments to GAAP net income before provision for income taxes	$7.68	$—	$7.68	$1.46	$—	$1.46
Income tax effect on non-GAAP adjustments (1)	(1.70)	—	(1.70)	(0.29)	—	(0.29)

Non-GAAP adjusted diluted EPS (2)	$3.75	$(0.22)	$3.53	$3.27	$(0.65)	$2.62

GAAP weighted-average shares - basic	14,942	14,942	14,942	14,774	14,774	14,774

GAAP weighted-average shares - diluted	14,942	14,942	14,942	15,013	15,013	15,013

Non-GAAP weighted-average shares - diluted (3)	15,315	15,315	15,315	15,013	15,013	15,013

Note: May not foot or cross foot due to rounding

(1)

Included effective tax rate of 20.0% for both 2025 and 2024 adjustments, except for litigation settlement and related costs, net which utilized the incremental tax rate of 22.4%. There was no impact from the restatement.

(2)

As previously reported, Non-GAAP adjusted diluted EPS will not foot for the twelve months ended December 31, 2025 as the GAAP net loss per share was calculated using the GAAP weighted-average shares-basic but the adjustments to GAAP diluted EPS and Non-GAAP adjusted diluted EPS were calculated using the Non-GAAP weighted-average shares-diluted.

(3)	In periods of GAAP net loss, non-GAAP weighted-average shares differs from GAAP weighted-average shares due to the non-GAAP net income reported.

Cautionary Statement Regarding Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are intended to qualify for the “safe harbor” from liability under the Private Securities Litigation Reform Act. Forward-looking statements may be preceded by, followed by or include the words “could,” “may,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” or similar expressions. All statements other than statements of historical fact, including, without limitation, statements regarding future events, occurrences, circumstances and activities, the anticipated impact on the Company’s financial statements, its expectations related to stock-based compensation expense in Q1 2026 and for fiscal year 2026, the anticipated compensation recoupment amounts, and the Company’s ability to file the required amended periodic reports, constitute forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and performance. Actual results could differ materially from those projected in the forward-looking statements. You should not put undue reliance on any forward-looking statements, and you should understand that many important factors, including those discussed herein and the factors disclosed under “Risk Factors” in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K, could cause the Company’s results or expectations to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Report, or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available at the SEC’s website, www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: May 1, 2026	By:	/s/ Suman B. Mookerji
Suman B. Mookerji
Senior Vice President, Chief Financial Officer